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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 22, 2000 included in JMAR Technologies, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

                                                  /s/ Arthur Andersen LLP
                                                      ARTHUR ANDERSEN LLP

San Diego, California
September 21, 2000